UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 4, 2012

Uranium Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX		75067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 219-3330

Not Applicable
______________________________________________
Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2012, Uranium Resources, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) for which the Board of Directors solicited proxies.  At the 2012 Annual Meeting, the stockholders voted on the following proposals.  Each proposal is more fully described in the Company’s Definitive Proxy Statement for the 2012 Annual Meeting, as filed with the SEC on April 30, 2012.

1)	Election of the Board of Directors.

2)	Advisory vote on the compensation of the Company’s Named Executive Officers.

3)	Ratification of the appointment of Hein & Associates, LLP as the independent registered accounting firm for the Company for the current fiscal year.

Holders of 76,441,932 shares of common stock, representing approximately 72% of the Company’s issued and outstanding shares of common stock, were present in person or by proxy at the 2012 Annual Meeting.  The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

1)	The five nominees to the Board of Directors were elected to serve as directors until the Company’s 2013 Annual Meeting of Stockholders based on the following votes:

	For		Withheld	Broker Non- Votes
Paul K. Willmott	32,167,698		2,086,966	42,187,268
Donald C. Ewigleben	33,164,232	,432	1,090,432	42,187,268
Terence J. Cryan	33,279,931		974,733	42,187,268
Marvin K. Kaiser	33,315,713		938,951	42,187,268
John H. Pfahl	32,833,588		1,421,076	42,187,268

2)
Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers. The affirmative votes constituted a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.

For	Against	Abstain	Broker Non-Votes
27,566,973	6,459,136	228,555	42,187,268

3)
Ratification of Hein and Associates, LLP as independent registered accounting firm for fiscal year 2012. There were no broker non-votes. The affirmative votes constituted a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.

For	Against	Abstain
64,738,324	954,600	372,172

At the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”), a non-binding, advisory vote was conducted concerning the frequency of future “say on pay” advisory votes on executive compensation. In the Company’s proxy statement furnished to stockholders in connection with the 2011 Annual Meeting, the Company’s Board of Directors recommended that the advisory vote on executive compensation be held each year. At the 2011 Annual Meeting, a majority of votes cast on the matter were cast in favor of holding future advisory votes on executive compensation each year. After considering the preferences expressed at the meeting, the Company determined to hold future non-binding, advisory votes on executive compensation each year until the next required vote on the frequency of advisory votes on executive compensation. Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of stockholder votes on the compensation of executives no later than its 2017 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated: June 7, 2012	By:	/s/ Thomas H. Ehrlich
Name: Thomas H. Ehrlich
Title: Vice President and Chief Financial Officer